James J. O'Brien, Chairman and Chief Executive Officer
Lamar M. Chambers, Senior Vice President and Chief Financial Officer
John E. Panichella, President, Ashland Aqualon Functional Ingredients
Paul C. Raymond III, President, Ashland Hercules Water Technologies
Eric N. Boni, Director, Investor Relations
KeyBanc Analyst Day
August 14, 2009
Formula for growth.

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends;
management plans and strategies; operating efficiencies and economic conditions, such as prices, supply and demand, and cost of raw materials; legal proceedings and claims (including environmental and asbestos matters); and weather. These risks and uncertainties may cause actual operating results to differ materially from those stated, projected or implied. Other risks and uncertainties include the possibility that the benefits anticipated from Ashland's acquisition of Hercules will not be fully realized; Ashland's substantial indebtedness may impair its financial condition; the restrictive covenants under the debt instruments may hinder the successful operation of Ashland’s business; future cash flow may be insufficient to repay the debt;
and other risks that are described in filings made by Ashland with the Securities and Exchange Commission
(the “SEC”). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors, uncertainties and risks affecting Ashland are contained in Ashland's periodic filings made with the SEC, including its Form 10-K for the fiscal year ended Sept. 30, 2008, and Form 10-Q for the quarters ended Dec. 31, 2008, and March 31 and June 30, 2009, which are available on Ashland’s Investor
Relations website at http://investor.ashland.com or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

3

Agenda
• Ashland Overview and Strategy
• Ashland Hercules Water Technologies
• Ashland Aqualon Functional Ingredients
List of Abbreviations Used in This Presentation

To be a leading, global specialty chemicals company
that is a market leader in all major businesses
Ashland Vision for the Future
• Built on three growth platforms
 – Ashland Aqualon Functional
 Ingredients
 – Ashland Hercules Water
 Technologies
 – Ashland Performance Materials
• Investing in two primary
 chemistries
 – Water-soluble polymers
 – Thermoset resins
• Sharing three common capabilities
 – Application expertise
 – Formulation expertise
 – Polymerization expertise
• Focused on five key markets
 – Paper and packaging
 – Personal care
 – Pharmaceutical
 – Construction
 – Transportation

Ashland
Consumer
Markets
(Valvoline)
Ashland
Performance
Materials
Ashland
Hercules
Water
Technologies
Ashland
Distribution
Ashland
Aqualon
Functional
Ingredients
#1 global leader
in unsaturated
polyester resins
and vinyl ester
resins
#3 passenger-
car motor oil
and
#2 quick-lube
chain in the
United States
#2 plastics
and #3
chemicals
distributor
in North
America
#1 global
producer
of
papermaking
chemicals
#2 global
producer
of cellulose
ethers
Ashland
Strong Leadership Positions
in the Markets We Serve

1 For the 12 months ended June 30, 2009.
Ashland
Ashland
Distribution
Distribution
11%
11%
Ashland Consumer
Markets
29%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
21%
21%
Ashland
Ashland
Aqualon Functional
Aqualon Functional
Ingredients
Ingredients
28%
28%
• 60 percent of EBITDA comes from specialty chemicals
• More than 25 percent from renewable materials
Pro Forma Ongoing EBITDA1
by Commercial Unit
ASH
NYSE Ticker Symbol:
~2,600
Active patents worldwide:
~650
Active patents in U.S.:
More than
100
Number of countries
in which Ashland
has sales:
~15,000
Employees:
Corporate Profile

Ashland
Distribution
37%
Ashland
Distribution
37%
Ashland
Consumer
Markets
18%
By Commercial Unit
20%
20%
1 For the 12 months ended June 30, 2009, including intersegment sales.
North
America
68%
North
America
68%
Latin America/
Other - 4%
Europe
Europe
21%
21%
• 32 percent of total revenue comes
 from outside North America
Trailing 12 Months' Pro Forma1
Sales and Operating Revenue

North
America
North
America
42%
42%
Asia
Pacific
Asia
Pacific
17%
17%
Europe
37%
Latin America/
Other - 4%
Coatings
26%
Coatings
26%
Energy & Spec.
Solutions
25%
Regulated
Industries
28%
Regulated
Industries
28%
Revenue
by Geography
Revenue
by Market
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.0 billion
Pro Forma Ongoing EBITDA: $216 million
Pro Forma Ongoing EBITDA Margin: 21.6%
Business Overview
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources - Water-soluble polymers (cellulose ethers and guar derivatives) - Refined wood rosin and natural wood terpenes
Markets	• Water-based paints • Regulated markets - Personal care - Food - Pharmaceuticals • Construction • Paper coatings • Oilfield (chemicals and drilling muds)
Revenue
by Product
CMC
17%
CMC
17%
HEC
28%
HEC
28%
MC
22%
MC
22%
Other
17%
Other
17%
Stumpwood
Derivatives
6%
6%
Construction
21%
Construction
21%

• Use leadership position in cellulose ethers
 to drive growth through product innovation
 and geographic expansion
• Invest in additional water-soluble polymers that can be
 leveraged across multiple growth platforms and markets
• Leverage deep customer relationships
 in core markets (coatings, construction,
 personal care and pharmaceutical) to introduce
 high-value complementary products
Ashland Aqualon Functional Ingredients
Strategy

North
America
48%
Latin America/
Other - 6%
E&PS
16%
E&PS
16%
Pulp/Paper
59%
Business Overview
Customers/ Markets	• Pulp and paper processing • Industrial and institutional • Mining • Municipal wastewater treatment
Products/ Services	• Process chemicals for microbial and contaminant control, pulping aids and retention aids • Functional chemicals for sizing and wet strength • Utility water treatments • Process water treatments
Revenue
by Geography
Revenue
by Market
Asia
Pacific
11%
Europe
35%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.9 billion
Pro Forma Ongoing EBITDA: $165 million
Pro Forma Ongoing EBITDA Margin: 8.7%
Ashland Hercules Water Technologies
A major global supplier of process and functional chemicals

• Build on leadership position
 in specialty papermaking chemicals
 through product-line extension and
 geographic expansion
• Extend best-in-class, market-focused business model
 to additional water-intensive verticals, leveraging
 core process chemical technologies
• Continue to optimize operational efficiency
 of high-volume functional chemical assets
Ashland Hercules Water Technologies
Strategy

North
America
North
America
56%
56%
Europe
27%
Latin
America/
Other - 8%
Trans-
portation
Trans-
portation
18%
18%
Ind.
Constr.
30%
Business Overview
Customers
• Auto manufacturers; foundries; pipe
 and tank fabricators; packaging and
 converting; bathware, countertop
 and window lineal manufacturers;
 pipe relining contractors; boat
 builders; wide and narrow web
 printers

Products/ Services
• Adhesives and Composites
 - Unsaturated polyester resins
 - Vinyl ester resins
 - Gelcoats
 - Pressure-sensitive adhesives
 - Structural adhesives
 - Specialty resins
• Casting Solutions
 - Foundry binder resins
 - Chemicals
 - Sleeves and filters
 - Design services

Markets	• Construction, packaging and con- verting, transportation, and marine
Revenue
by Geography
Revenue
by Market
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.3 billion
Pro Forma Ongoing EBITDA: $81 million
Pro Forma Ongoing EBITDA Margin: 6.3%
Res. Constr.
 11%
Infra-
structure
14%
Asia
Pacific - 9%
Ashland Performance Materials
A global leader in specialty chemicals

• Use market insight and thermoset chemistry expertise
 to create innovative substitutes that are stronger,
 lighter and more resistant than traditional materials
 for core transportation, construction and
 infrastructure markets
• Use leadership position in unsaturated polyester resins
 and vinyl ester resins to catalyze growth
 in Brazil, Russia, India and China
• Further build position in packaging and converting market, capitalizing on strength in high-end, solvent-based systems to drive innovation from our new water-based and
 radiation-cured technologies
Ashland Performance Materials
Strategy

Lubricants
84%
Filters - 2%
Valvoline
Int'l
20%
Valvoline
Int'l
20%
Do-It-
Yourself
38%
Business Overview
Customers	• Retail auto parts stores and mass merchandisers who sell to consumers; installers, such as car dealers and quick lubes; distributors
Products/ Services
• Valvoline® lubricants and
 automotive chemicals
• MaxLife® lubricants
 for high-mileage vehicles
• SynPower® synthetic motor oil
• Eagle One® and Car Brite®
 appearance products
• Zerex® antifreeze
• Valvoline Instant Oil Change®
 service

Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International
Revenue
by Product Line
Revenue
by Market Channel
Do-It-
For-Me
40%
DIFM:
Installer channel
29%
Specialty/
Other - 2%
DIFM:
Valvoline Instant
Oil Change - 11%
Antifreeze - 5%
Appearance
products - 3%
Chemicals - 6%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $1.7 billion
Pro Forma Ongoing EBITDA: $227 million
Pro Forma Ongoing EBITDA Margin: 13.4%
Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals

• Use superior consumer insight to create channel-focused
 solutions that leverage the Valvoline brand
• Build brand loyalty in key Do-It-Yourself (DIY) growth
 segments, such as youth and Hispanics, through
 highly targeted advertising, promotions and programs
• Continue to deliver preferred customer experience
 in oil-change business through superior employee training,
 store traffic optimization, point-of-sale enhancements
 and highly targeted service offerings
Ashland Consumer Markets
Strategy

Chemicals
Chemicals
49%
49%
Plastics
39%
Environmental
Services/Other
- 3%
Construction
Construction
24%
24%
Other
15%
Business Overview
Customers	• Diversified customer base in North America and Europe
Products/ Services	• More than 28,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste- management solutions in North America
Markets	• Construction • Transportation • Chemical manufacturing • Paint and coatings • Retail consumer • Personal care • Medical • Marine
Revenue
by Product
Line
Revenue
by Market
Trans-
portation
15%
Paint & Coatings - 10%
Medical - 6%
Marine - 4%
Com-
posites
9%
Chemical Mfg.
- 11%
Retail
Consumer - 8%
Personal
Care - 7%
For the 12 Months Ended June 30, 2009
Pro Forma Revenue: $3.4 billion
Pro Forma Ongoing EBITDA: $88 million
Pro Forma Ongoing EBITDA Margin: 2.6%
Ashland Distribution
A leading North American chemicals and plastics distributor

• Continue focus on efficiency to create
 highest-value channel for customers and suppliers
• Build best-in-class product offering by aligning
 with globally leading suppliers that:
 – have low-cost production
 – can ensure continuity of supply
 – are investing in their business
 – are industry leaders in quality and reliability
• Leverage Ashland's technical resources and asset network
 to provide mass market penetration for specialty products
Ashland Distribution
Strategy

Ashland Recent Performance and
Near-Term Outlook
• Repayment of debt through cash flow is a priority
 to achieve investment-grade credit statistics
 – Reduced gross debt to under $2 billion at June 30
• Focus on generating and growing cash flow
 – Generated cash flows from operating activities of $649 million for fiscal year-to-date at June 30
 – Can be supplemented with noncore assets sales
• Exceeded $265 million cost-reduction target by $22 million, three months ahead of plan
• Margin and price management mitigating significant volume declines
• Resizing business and cost structure to reflect
 20-percent volume-reduction environment
• Ashland is well-positioned to outperform as the economy improves

Ashland's Strategy
• Focus on specialty chemicals supported by Hercules acquisition
• Generate cash flow for paying down debt
• Manage cost structure and leverage new scale
• Reduce volatility of earnings and cash flow
 and retain conservative financial position
• Invest in sustainable technologies to decrease reliance
 on petroleum-based raw materials
• Continue to grow in water-intensive industries
 to capitalize on increasing demand for clean, usable water
• Leverage formulation and application expertise
 into adjacent markets that value our customized-service model
• Accelerate investment in long-term high-growth nations
 such as Brazil, Russia, India and China
• Improve position in core specialty chemical businesses,
 while reducing investment in noncore businesses

Paul C. Raymond III, President

Ashland Hercules Water Technologies
Formula for growth.

Microbial Control
Contaminant Control
Foam Control
Retention Aids
Softness
Strength
Printability
Sizing
Cooling Water
Wastewater
Influent Water
Boiler Water
Process
Additives
Water
Treatment
Chemicals
Functional
Additives
How Our Products Are Used

Application Expertise -
Understanding Customers’
Unique Applications
Customer Intimacy -
Sales and Market
Alignment
Technology Expertise -
Process, Water Treatment, Functional
Core of the Business … How We Make Money

0
2
4
6
8
10
12
14
16
18
20
2004
2005
2006
2007
2008
0
5
10
15
20
25
30
% Sales
# Platforms
AHWT Platform Launch
• Reflects strategic priorities
• Emphasizes high-margin
 products
• Showcases platforms that
 build competitive advantage
Organizational
Alignment
• Dedicated team in each region
• Specific accountabilities
Platform Launch

Time
(years)
Traditional Cooling
Water Chemistries
Corrosion Inhibitors
Scale Control
Biocides
Incubator Market
Identification
Bus Plan
Dev.
Incubator
Commercialization
Value
Capture
New Growth Curve
Growth Step Change
Hybrid Technology
SONOXIDE + chemical treatment
SONOXIDE®
ultrasonic
water
treatment
system
Incubator Businesses

Sonoxide Ultrasonic Water Treatment System
• Nonchemical, microbiological control
 for cooling water systems
• Market: $800 million in cooling water
• Improved environmental profile
• Energy optimization
• Reduced chemical use
• Improved worker safety

Global Technology Footprint
• Research & Development
 – Wilmington, Delaware, U.S.A.
 – Krefeld, Germany
• Customer Applications Laboratories
 – Wilmington, Delaware, U.S.A.
 – Krefeld, Germany
 – Shanghai, P.R. China
 – Paulinia, Brazil (2010)

17. Beringen, Belgium
18. Busnago, Italy
19. Helsingborg, Sweden
20. Krefeld, Germany
21. Perm, Russia
22. Sobernheim, Germany
23. Somercotes, United Kingdom
24. Tampere, Finland
25. Tarragona, Spain
26. Voreppe, France*
27. Zwijndrecht, Netherlands
14. Americana, Brazil
15. Leme, São Paulo, Brazil
16. Paulinia, Brazil
1. Burlington, Ontario, Canada
2. Chicopee, Massachusetts
3. Franklin, Virginia
4. Greensboro, North Carolina
5. Hattiesburg, Mississippi*
6. Houston, Texas
7. Kearny, New Jersey*
8. Louisiana, Missouri
9. Macon, Georgia
10. Mexico City, Mexico
11. Milwaukee, Wisconsin
12. Portland, Oregon
13. Savannah, Georgia
28. Beijing, P.R. China
29. Kim Cheon, Korea
30. Nanjing, P.R. China*
31. Nantou, Taiwan
32. Perawang, Indonesia
33. Shanghai, P.R. China
34. Singapore
35. Chester Hill, Australia
* Facility closure announced.
Global Manufacturing Footprint

Business Strategy
• Follow Responsible Care* principles to ensure that safety
 and environmental excellence are core values
• Achieve leadership positions in all of our growth
 and base markets
• Improve sales mix through new product introduction
• Grow top line in adjacent markets and emerging geographies
• Leverage external technology to augment internal efforts
• Balance service delivery investment to maximize
 profitable growth
• Maintain reliable and efficient global supply chain

Water
Test
$4 B
Municipal Water &
Wastewater
Treatment
Municipal Water &
Wastewater
Treatment
$138 B
$138 B
Infrastructure $40 B
Valves
$40 B
Valves
$40 B
Pumps $25 B
Other Water-Related $20 B
Residential $18 B
Water Market
~$365 B
Industrial Water
Treatment
Industrial Water
Treatment
$80 B
$80 B
Functional
Chemicals
Functional
Chemicals
$10 B
$10 B
Pigments & Fillers
Pigments & Fillers
$7.4 B
$7.4 B
Coatings
$5.5 B
Bleaching
Bleaching
$4.7 B
$4.7 B
Pulping
$4.3 B
Process Chem $2 B
Deinking $1 B
Global Water/Pulp & Paper Market $400 Billon
AHWT Target
Markets
$28.5 B
Water
Treatment
Water
Treatment
$17.5 B
$17.5 B
Pulp & Paper
Pulp & Paper
$11.0 B
$11.0 B
Non-Focus
Water Segments
• Equipment and
 hardware
• Infrastructure
• Residential
• Water test
Non-Focus
Paper Segments
• Pigments and fillers
• Coatings
• Deinking
• Bleaching
Sources:  Poyry Global Pulp & Paper Market Review, 2008: Goldman Sachs Water Sector Primer,
 June 2005; Global Water Intelligence (GWI) Global Water Market Survey, 2008; The Future
 of Global Water Treatment Chemicals Market, Pira International; Citi Investment Research,
 “A Rising Tide of Growth” (March 2008), internal estimates.
Defining AHWT’s Markets

• Pulp
• Other

$2.0 B
• Size
• Strength
• Retention aids
• Boiler water
• Cooling water
• Waste water
• Recovery boilers
AHWT Position
• Leading position in boiler &
 cooling water treatment
 for paper, commercial &
 institutional, food & bever-
 age, general manufacturing
 and marine
• Significant player in highly
 fragmented market
$0.9 B
$1.1 B
• Leading position in size,
 strength, retention aids,
 MB
• Complementary ultrasonic
 technology to current MB
 control offering
• Sizeable, but underperforming,
 position in polyacrylamides
 (municipal)
Water
Treatment
Water
Treatment
~$900 MM
~$900 MM
Process
Chemicals
~$450 MM
Process
Chemicals
~$450 MM
Functional
Chemicals
Functional
Chemicals
~$650 MM
~$650 MM
Water
Treatment
Water
Treatment
$17.5 B
$17.5 B
Pulp & Paper
Pulp & Paper
$11.0 B
$11.0 B
$28.5 B
• Defoamers
• Microbiocides (MB)
• Contaminant control
Target Market
AHWT
AHWT Business Overview

Process
Chemicals
~$450 MM
Process
Chemicals
~$450 MM
AHWT
$2.0 B
Water
Treatment
Water
Treatment
~$900 MM
~$900 MM
Functional
Chemicals
Functional
Chemicals
~$650 MM
~$650 MM
Vertical Markets
Growth
• Pulp and paper segments
 with high growth rates
• High-margin water segments
 with process expansion
 potential
Segmentation
Base
• Paper segments with
 moderate growth rates
• Water segments with
 reasonable growth
 in water treatment
Municipal
Oil Refining
Power
Metals
Printing &
Writing
Mining
Chemicals
Gen’l Mfgr.
Packaging
Tissue/Towel
Pulp
C&I
Food & Bev
Opportunistic
• Low service, underperforming
• Water segments with limited/
 no expansion into process
 applications
Stand-alone
• Lubes
Commercial &
Institutional (C&I)
Chemicals
Food & Beverage
General
Manufacturing
Lubes
Metals
Mining
Municipal
Oil Refining
Printing & Writing
Packaging
Power Generation
Pulp
Tissue/Towel
AHWT Strategic Market Segmentation

Focus on markets with inherently higher growth
	Demand	Customer Profitability	Key Drivers
Tissue			• Fiber types/recycle - Biocides/contaminant control • Emerging markets growing • Absorbency and strength
Packaging			• Machine productivity - Dry strength • China expansion
Commercial & Institutional (C&I)
• Urbanization driving market growth
• Purchasing consolidation driving demand for global
 suppliers
• Geographic expansion in industrialized markets
• Energy-reduction requirements driving treatment demand

Food & Beverage			• Industrialization driving demand for processed foods • Increased water and food regulation driving chemical demand • Emerging markets growing rapidly
Pulp			• Changing paper, board, tissue grade needs and fiber source • Emerging market growth (Brazil, Chile, Russia, Indonesia, China and India) • New technologies for new fiber sources
Growth Market Segments

• Paper: MB, retention, contaminant control, dry strength
• Water: Scale inhibitors, defoamers, cooling/boiler water
 treatment applications
• Rapid deployment in growing geographies
 (Latin America and Asia Pacific)
Seed Key
Industry Verticals
Expand via
Core Technologies
Seek Sustainable
Critical Mass
Align Resources
Actions
• Dedicated marketing leader for each growth vertical
• Develop and staff R&D pipeline
• Align platform-launch teams and programs
 on high-margin, high-growth applications
• Build knowledge and credibility in key verticals
 for future expansion
• Use “incubator” model across high-potential segments
• Carve off verticals that have achieved critical mass
 into market-focused virtual teams
• Established market-specific product lines and
 service offerings
2009 Strategy for Growth Verticals

Protect and maintain the business base
	Demand	Customer Profitability	Key Drivers
Printing & Writing			• Reduce costs - Increase filler loading, reduce overall chemical costs • Resume significant expansion in Asia, mainly China • Building larger machines and shutting the smaller ones
Mining
• Global slowdown has led to high reserves of aluminum,
 copper, nickel, zinc; prices flat in 2009, down from 2008
• Precious metals and coal demand increasing
• Increased need for process chemicals to improve
 metals yield and water removal

Chemicals
• Process-focused, performance-driven and seeking more
 sophisticated programs and service expertise
• Accommodate volatility in supply and demand
• Typically engage in long-term corporate and/or
 global agreements
• Energy conservation

General Manufacturing
• Optimize efficiencies and reduce total cost of operation
• Cost - Economic slowdown has significantly reduced
 production in most sectors
• Need for restructuring will open door for innovation
 in water treatment

Base Market Segments

• Cross-train field sales team to cover multiple markets
• Improve sales and applications expertise in Latin America and
 Asia Pacific
• Develop R&D relationships with early-adopter customers
 to develop game-changing products
Protect Profit Engine
Standardization
Actions
• Maintain product differentiation in base printing & writing and chemicals via healthy R&D pipeline
• Rationalize manufacturing assets to lower unit costs
• Commercialize new technologies in emerging geographies
Grow Water
Treatment
Channel to Market
• Expand geographical coverage in underdeveloped markets
• Develop products to fill gaps (e.g., equipment for dosing and monitoring)
• Identify supply chain synergies to remove costs
• Rationalize water treatment product lines across geographies
• All regions reporting via SAP* platform
Strategy for Base Verticals

• Municipal market
• PAM distributors/contract service companies
• Paper sizing
• Paper wet strength
 Implement Alternate Business Model
• Low/declining margins in sizing/wet strength
• Lack of vertical integration in polyacrylamides (PAM)
 drives uncompetitive cost position in municipal segment
• Overall trend toward product commoditization
• Inability to monetize service offering
• Low value of innovation to customers
• Some competitors have moved to low-cost model
Business
Trends
Product Lines and
Verticals Impacted
Consolidate
FTEs
Lower Raw Material
and Freight Costs
SG&A Savings
Cost Leverage via
Lower Complexity
Targeted Outcomes
Alternate Business Model

Summary
• AHWT Business Overview
 – $2.0 billion business
 – Provides process, water treatment and functional chemistries to paper, pulp, commercial and institutional, food and beverage, chemical, marine and municipal industries
 – Products are used to improve operational efficiencies, enhance product quality, protect plant assets and ensure environmental compliance
• Business Strategy
 – Leverage platform-launch and incubator processes to accelerate growth through delivery of innovative, low-cost products to current and adjacent markets
• Use segmented approach to AHWT vertical markets
 – Resource growth verticals with dedicated sales, marketing and R&D teams
 – Manage base verticals primarily by sales to maximize profitable growth
 – Alternate business model enables cost-effective approach to volume growth with enhanced profitability in segments that do not require high service levels

John E. Panichella, President

Ashland Aqualon Functional Ingredients
Formula for growth.

Flow and Leveling
Conditioning
Stabilizing
Drilling & Fracturing
Extrusion
Protective Coating
Flow Properties
Suspending
Binding
Thickening
Gel Formation
Water Retention
How Customers Use Our Products

Technology Expertise -
Application Expertise -
Understanding Customers’
Unique Applications
Core of the Business … How We Make Money

• Cellulose is cut from sheets/rolls
 into fine particles
• Cellulose is air-conveyed to reactor
 and swollen with caustic
• Ethylene oxide, propylene oxide
 or other reactants impart
 water-solubility
• Solvent recycled via distillation
• Viscosity reduction and purification
• Hot-air drying
• Grinding to control dissolution rate,
 dry blending, packing into bags/
 sacks
Caustic
Caustic
H2O2
Cellulose
Cellulose

Distillation

Solvent
Washing
Grinding/Sifting/
Blending/Packaging
Viscosity
Reduction
Reactor
Drying
Cutting
How We Make Our Products

CMC
MC
HEC
HEC
HEC
HEC
CMC
HPC
EC
Rosins and
Phosphate Esters
Guar
Aquaflow
MC
MC
Parlin, New Jersey
Hopewell, Virginia
Kenedy, Texas
Dalton, Georgia
Alizay,
France
Doel,
Belgium
Zwijndrecht,
Netherlands
Luzhou,
P.R. China
Suzhou,
P.R. China
Jiangmen,
P.R. China
Guar
Brunswick,
Georgia
CMC
Nanjing,
P.R. China
(Under
construction.)
Aquarius®
Wilmington,
Delaware
Global Manufacturing Footprint

Zwinjdrecht, Netherlands
Facilities and Processes
 • Eleven world-class
 manufacturing facilities
 including one joint
 venture
 • New 10,000MT HEC
 facility under
 construction
 • Low-cost facilities
 • Combination of batch and
 continuous processes -
 24/7 operations
 • All facilities ISO-certified,
 well-maintained and in
 compliance with stringent
 EH&S guidelines
 • Capital intensive

Regional Technical Service
External Technology Partner
Construction
Technical Service
Coatings Additives,
Personal Care
Technical Service
China
Engineering and
Pilot Plant
Specialty Resins
and Adhesives
Technical Service
Latin America
Hopewell, Virginia
Mexico City,
Mexico
Houston, Texas
Düsseldorf,
Germany
Zwijndrecht,
Netherlands
Oil and Gas
Technologies
Brunswick, Georgia
Nanjing,
P.R. China
Central R&D
Technical Service North America
Wilmington,
Delaware
Natural
Hydrocolloids
Delhi, India
Technical Service
Asia Pacific
Singapore
Global Technology Footprint

• Follow Responsible Care* principles to ensure that safety
 and environmental excellence are core values
• Expand Ashland Aqualon Functional Ingredients' portfolio
 of water-soluble polymers while adding
 complementary adjacent technologies
 that enable us to provide broader solutions
 to meet our customers’ formulation needs globally
Growth Strategy

Core Organic
Adjacent Organic
Acquisition
„ Geographic expansion
 • China, Russia, India, Japan
 and South America
„ Accelerate new product
 introductions
„ Productivity … cost/unit
 reduction
„ Pricing leadership
„ Capital investment consistent
 with growth
„ Commercialize existing
 programs … film coatings,
 phosphate esters and
 redispersible powders
„ Launch adjacent
 technologies consistent
 with strategic direction
„ Align resources (capital
 and work force) to deliver
 this growth
„ Accelerate growth via bolt-on
 acquisitions … good
 opportunities and consistent
 with the strategy
Ashland Aqualon Functional Ingredients
Strategies

Voice of Customer
Solutions Mode
Broad portfolio of
functional ingredients
Specialty Blends
A product customized to
individual customer needs
Innovation
New products to
solve clients' needs

Regulatory
Products that help
customers solve their
regulatory issues
Total Costs
Products and solutions
to drive down the total
cost of ownership
Current
State
Core products
in a narrow
technology
area …
rheology
control,
water
retention,
etc.
 Future State … Solutions Platform
 Core products, plus additional functionality
 • Broaden the rheology portfolio
 • Adjacent functionality … redispersible
  powders, antifoam, color, etc.
 • Specialty blends
 • Synthetic functionality
 • Expand hydrocolloid functionality
Solutions Offering … How We Win!

Segmenting Our Markets to Develop Our Growth Strategy
Redefined Markets
(estimated market size)
Industry
Targeted Markets
(estimated market size)
Construction
$6.2 billion
$2.1 billion
Food
$5.8 billion
$2.2 billion
Personal Care
$3.5 billion
$1.4 billion
Pharmaceutical
$2.0 billion
$1.0 billion
$2.3 billion
$1.7 billion
Coatings Additives
Energy
$1.0 billion
$0.5 billion
Specialties Solutions
$3.0 billion
$1.9 billion
Regulated Industries
Source: Internal estimates.
Market Segmentation

Industry
Construction
Food
Personal Care
Pharmaceutical
Coatings Additives
Energy
Specialties Solutions
Regulated Industries
Targeted Markets
(estimated market size)
$1.7 billion
Targeted Segment
Water-Based Architectural
Cementing and
 Stimulation
Dry Mortar and Gypsum
Hair Care
Rheology and Conditioning
Oral Dosage
Binders and Coatings
Civil Engineering
 and Ceramics
Bakery, Process Foods
 and Beverage
$2.1 billion
$0.5 billion
$1.9 billion
$1.0 billion
$1.4 billion
$2.2 billion
Targeting Segments to Focus and Align Resources
Source: Internal estimates.
Ashland Aqualon Functional Ingredients
Targeted Segments

Industry
Construction
Food
Personal Care
Pharmaceutical
Coatings Additives
Energy
Specialties Solutions
Regulated Industries
Primary Target
Future Target
Water-Based
(rheology, surfactants)
Cementing and
 Stimulation
Dry Mortar and Gypsum
Hair Care
(rheology, conditioning)
Oral Dosage
(binders, coatings)
Civil Engineering
 and Ceramics
Bakery, Process Foods
and Beverage
Targeting Segments to Focus and Align Resources
Industrial Coatings
Emulsion Polymerization
Concrete
Skin Care
Oral Dosage
(disintegrants)
Targeted Segments

51
 • Products have a long history of effective
 performance
 • Strong brand recognition with Klucel HPC
 • Vertical integration strategy with Aquarius
 coating systems
 • Strong position in the nutritional supplement
 industry
Pharmaceutical
The $2.0 billion business of producing and marketing excipients (i.e., inactive ingredients)
for pharmaceuticals and nutritional supplements.
• Long approval cycles
 for new formulations
• Pending patent
 expirations for key
 drugs
• Fragmented market
Key Challenges
• AAFI’s highest-margin
 segment and relatively
 recession-resistant
• The growth of generics
 offers opportunity and
 threat
Health of Industry
• The formulator is
 traditionally the
 decision maker
• Highly risk averse -
 compelling value
 proposition required
 to dislodge incumbents
Buying Behavior
Sources of Differentiation
Economic Model and Path to Win
Target
Excipient
Market
$1.0 B
Major Competitors
Binders
$400 MM
Coatings
$500 MM
Immediate-release and controlled-release binders - AAFI’s
traditional focus with Klucel® HPC and Benecel® HPMC.
Polymers and formulated systems that deliver aesthetic (color)
and functional (controlled release, moisture barrier) properties.
AAFI introduced Aquarius coating systems in 2007.
Dow/Colorcon
FMC
ISP
Colorcon
Evonik
 • Large industrial base needed for cost-effective
 excipient manufacturing
 • Excipients are low-volume, high-value
 • Continue to optimize the customer mix:
 branded, generic, OTC and nutritional
 • Continue to build mind-share with application
 studies, publications and frequent customer
 seminars
 • Need to improve positioning in the emerging
 markets
Disintegrants
$100 MM
Additives that enhance tablet disintegration. AAFI does not
participate in this space.
FMC
ISP
DMV International
BASF
Source: Internal estimates.
Key Chemistries
• EC
• HEC
• HPC
• MC
• Film coatings

52
 • Technical leadership and product performance
 • Brand recognition
 • Technical support and collaboration, including
 regional labs
 • Global channel to market and depth of
 relationships with key commercial and
 technical decision makers
Coatings
The $2.3 billion business of producing and marketing specialty additives for water-based architectural coatings.
• Weak global economy
 and paint demand
• Mature product lines
 contribute a lot of profit
 today
• Rate of growth of new
 product sales
Key Challenges
• Although current crisis
 hurts industry profit-
 ability, long-term pros-
 pects for growth are
 solid, especially as
 housing standards
 improve in developing
 world
Health of Industry
• Most customers value
 technical excellence
 in products and
 technical service
• Customers prefer to
 align with strategic
 suppliers that are
 innovators and have
 broad portfolios
Buying Behavior
Sources of Differentiation
Economic Model and Path to Win
Target
Additives
Market
$1.7 B
Major Competitors
Rheology
$700 MM
Surfactants
$300 MM
Chemicals used to improve flow, leveling, water retention
and anti-spatter.
Chemicals used for surface wetting, dispersion of
pigments, improved gloss and color stability.
Dow/Rohm & Haas
Akzo Nobel
SE Tylose
Dow/Rohm & Haas
Rhodia
Air Products
 • Requires new products and strong regional
 technical service
 • Must maintain premium/price leader status in
 key products, e.g., HEC
 • Grow emerging markets via continued
 investment in people
 • Grow via adjacencies that allow us to leverage
 our strong channel and bring more value with
 the “total solutions” approach
 • Maintain HEC market leadership with
 technology and manufacturing capacity
Foam & pH
Control
$400 MM
Chemicals used to neutralize and stabilize paint.
Cognis
BYK
Rhodia
Preservatives
$300 MM
Chemicals used to ensure long-term stability.
Dow/Rohm & Haas
Arch
Key Chemistries
• HEC
• Synthetic (Aquaflow)
• Phosphate esters
• Antifoams
Source: Internal estimates.

53
 • Technical depth in focus areas
 • Global account management
 • Chemistry based on naturally occurring raw
 materials
Personal Care
The $3.5 billion business of producing and marketing specialty additives for the personal-care and cosmetics consumer markets.
• 3- to 5-year
 development timeline
• Replacement of cationic
 chemistry with less eco-
 toxic molecules
• Competition from small,
 lower-priced suppliers
 in China and India
Key Challenges
• Recession is hitting
 even P&G and Unilever
 hard as retailers manage
 to lower inventories and
 consumers switch to
 generics
Health of Industry
• Customers value
 technical excellence
 in products and product
 support
• Customers value
 interaction and input
 to their R&D processes
Buying Behavior
Sources of Differentiation
Economic Model and Path to Win
Target
Specialty
Chemicals
Market
$1.4 B
Major Competitors
Conditioning
$300 MM
Rheology
Control
$300 MM
Chemicals that are substantive to hair and skin and provide
conditioning performance such as softness, smoothness
and de-tangling.
Chemicals used to provide flow control, formulation
stabilization, syneresis-control and suspension of active
ingredients in a wide variety of personal care compositions, including toothpaste, shampoos, shower gels, shaving gels
and conditioners
Rhodia
BASF
ISP
 • Must maintain premium/price leader status
 in key products, e.g., Natrosol HEC and Klucel
 HPC
 • Follow multinational corporations into
 emerging regions and source the demand
 from local plants at price points required
 to win in these geographies
 • Engage with multinational corporations
 at R&D level and focus R&D programs
 on a key few opportunities where AAFI
 is competitively positioned to win
Dow
Noveon
Other
Specialty
Polymers
$800 MM
Silicones, proteins and fixative polymers. AAFI does not
participate in this space today.
Momentive
Dow Corning
BASF
ISP
Akzo
Key Chemistries
• CMC
• HEC
• Guar
Source: Internal estimates.

54
 • Technical leadership and product performance
 • Product portfolio scope
 • Brand recognition
 • Large-scale Chinese operations
 with high quality … Tianpu joint venture
 • First-mover abilities in establishing JDAs
 with key clients
 • Global channel
 • Sustainability
Construction
The $6.2 billion business of producing and marketing additives for the tile cement, gypsum and exterior insulation markets.
• Cellulose supply and
 costs
• Commoditization
• Mature vs. emerging
 markets
• Changing construction
 practice
• Cost vs. performance
• Regional needs
Key Challenges
• MC global demand has
 grown steadily over the
 past 10 years. Continued
 growth expected, but
 economic crisis has
 impacted this market
• Redispersible powders
 will continue to grow
 as more formulated
 products are developed
 and job-site mixing is
 reduced in emerging
 regions
Health of Industry
• Customers value
 technical excellence
 in products and product
 support
• Customers expect just-
 in-time supply and
 formulation support
Buying Behavior
Sources of Differentiation
Economic Model and Path to Win
Target
Additives
Market
$2.1 B
Major Competitors
Cellulose
Ethers
$1.1 B
Functional
Additives
$100 MM
MC, HEC and EHEC used for water retention and rheology
control to achieve workability, adhesion and strength.
Starch ethers, air-entrainers, polyacrylamides, set-time
additives and defoamers used to enhance workability and
durability.
Dow Wolff
SE Tylose
Samsung
Akzo
Chinese suppliers
 • Tianpu joint venture to serve low-end and
 price-sensitive markets
 • Must maintain premium/price leader status
 • Grow in emerging markets via investment
 in plants/people to seed the market as
 technology advances
 • Technology differentiation via formulation
 expertise
 • Grow mature markets via adjacencies; however,
 need continuous product evolution
 to offer alternatives to lower-priced products
Redispersible
Powders
$900 MM
Redispersible latex polymers added to improve adhesion,
flexibility and water repellency.
Wacker
Akzo (Elotex)
Dairen
Dow
Hexion
BASF
Avebe
Agrana
Emsland
Sichel (Henkel)
Cognis
Key Chemistries
• MC
• Redispersible powders
Source: Internal estimates.

55
Guar and guar derivatives used for rheology control and
proppant carrier for high-pressure fracturing of gas wells.
 • Innovative manufacturer of novel products
 • Industry application expertise
 • Broad portfolio of additives for drilling,
 stimulation and cementing
 • Global manufacturing footprint
Energy
The $1.0 billion business of producing and marketing drilling, well-stimulation and cementing additives for the production of oil and natural gas.
• Current downturn in
 global oilfield market
• Global applications
 expertise
• Geographical expansion
• Emerging market
 competitors
Key Challenges
• Current downturn in mar-
 ket due to lower global
 price/demand for oil and
 natural gas. N. A. rig
 count down to levels last
 seen in 2004
• Industry turnaround
 expected 2010
Health of Industry
• Customers value techni-
 cal excellence in prod-
 ucts and product support
• Customers expect to buy
 a full range of products
 from a single supplier
• Customers value
 suppliers with global
 reach both commercial
 and technical
Buying Behavior
Sources of Differentiation
Economic Model and Path to Win
Target
Energy
Market
$500 MM
Major Competitors
Drilling
Additives
$200 MM
Well
Stimulation
$200 MM
Cellulosic ethers (CMC) used for rheology and filtration
control as additives with drilling muds.
CP Kelco
Lamberti
Dow Wolff
Benchmark
Rhodia
Economy Polymer
Other
 • Requires supply chain efficiency and ability
 to maintain local inventory near well sites
 • Must maintain premium/price leader status
 in key products, e.g., cementing, synthetics
 • Grow emerging markets via investment
 in plants/people
 • Expand global applications expertise
 to support regional requirements
 by service companies
Cementing
Additives
$100 MM
Cellulosic ethers (HEC) used for rheology and fluid loss and gas migration control as additives into high-density cement.
Dow Wolff
SE Tylose
Clariant
Key Chemistries
• CMC
• Guar
Source: Internal estimates.

Significant Potential for Growth
One-Step Adjacencies
Superplasticizer
3%
Enzymes
6%
Silicones
5%
Diluents
7%
Film Coatings
6%
Emulsifiers
11%
Antifoams
6%
Redispersible
Powders
6%
Dispersants
13%
Biocides
15%
Surfactants
and Other
22%
Total = $9 Billion
Core
Total = $4 Billion
Total = $23 Billion
Cellulose
Ethers and
Resins
17%
One-Step
Adjacencies
41%
Natural
Hydrocolloids
19%
Synthetics
23%
CMC
$800 MM
Resins
$1,100 MM
MC
$1,200 MM
HEC
$700 MM
HPC
$80 MM
(Water-Soluble Polymers)
EC
$80 MM
Grow the Core First ... Then Adjacencies

	AAFI 2008 (MT)	Food	Pharma	Personal Care	Energy	Construction	Specialties Solutions	Coatings Additives
HEC	42,000		L	L	M	L	L	H
CMC	55,000	H		M	H		M	L
MC	39,000	M	L			H	M
EC	900		L				H
HPC	1,900		H				L
Guar	53,900	M		M	H	L
Polyterpene Resin	31,500			L			H
Film Coatings	100		H
Redispersible Powders	300					H
Synthetic (Aquaflow)	600				L			H
Phosphate Esters	1,000							H
Antifoams	200					L	M	H
Relative Consumption: H = High, M = Medium, L= Low
Products by Industry Segment

✓ Market size and growth rate
✓ Channel strategy
✓ Target existing customer base
✓ Competitive landscape
✓ Intellectual-property landscape
✓ Technical capability requirements
✓ Relative cost position vs. market leader
✓ Value chain analysis
✓ Regulatory environment and trends
✓ Formulation expertise
✓ Voice-of-customer interviews
One-Step
Adjacencies
Total = $9 Billion
Superplasticizer
3%
Enzymes 6%
Silicones 5%
Diluents 7%
Film Coatings
6%
Emulsifiers
11%
Antifoams 6%
Redispersible
Powders
6%
Dispersants
13%
Biocides
15%
Surfactants
and Other
22%
Adjacent Products Selection Criteria

Core Organic
Adjacent Organic
Acquisition
„ Geographic expansion
 • China, Russia, India, Japan
 and South America
„ Accelerate new product
 introductions
„ Productivity … cost/unit
 reduction
„ Pricing leadership
„ Capital investment consistent
 with growth
„ Commercialize existing
 programs … film coatings,
 phosphate esters and
 redispersible powders
„ Launch adjacent
 technologies consistent
 with strategic direction
„ Align resources (capital
 and work force) to deliver
 this growth
„ Accelerate growth via bolt-on
 acquisitions … good
 opportunities and consistent
 with the strategy
Ashland Aqualon Functional Ingredients
Strategies

KeyBanc Analyst Day
August 14, 2009
Formula for growth.

Investment Highlights
• Among top 10 specialty chemicals companies worldwide
 – Diversified business portfolio serving wide range of end markets
 – Leading market positions across platform
• Strong emphasis on cash flow generation and debt pay-down
 – Reduced debt by $616 million in eight months since Hercules acquisition
• Over-delivering on cost-reduction program
 – Achieved $287 million in total Ashland run-rate savings at June 30, three months ahead of plan
 – Total Hercules run-rate synergies of $130 million by fiscal year-end 2010
• Additional sources of cash available
 – Working capital, auction rate securities, divestitures
• Management committed to conservative financing structure
 – Total leverage of 2.4x
 – Aim to achieve investment-grade credit statistics within 12 months
• Equity market capitalization of approximately $2.0 billion
• Experienced management team

AAFI = Ashland Aqualon Functional Ingredients
AHWT = Ashland Hercules Water Technologies
BWT = Boiler Water Treatment(s)
C&I = Commercial & Institutional
CMC = Carboxymethylcellulose
CWT = Cooling Water Treatment(s)
EC = Ethylcellulose
EH&S = Environmental, Health & Safety
EMEA = Europe, Middle East, Africa
FTEs = Full-time employees
HEC = Hydroxyethylcellulose
HPC = Hydroxypropylcellulose
MB = Microbiocide(s)
MC = Methylcellulose
PAM = Polyacrylamide(s)
RDP = Redispersible powders
® Registered trademark, Ashland or its subsidiaries
* Trademark owned by third party

Abbreviations